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                                MFS RESEARCH FUND

                      Supplement to the Current Prospectus



         During the period from January 22, 1996 through February 29, 1996 (unless extended by MFS Fund Distributors, Inc. ("MFD")) (the "Sales Period"), MFD will pay National Financial Services Corp. ("National") (on behalf of registered representatives of Oriental Financial Services Corp. ("Oriental")) 100% of the applicable sales charge on sales of Class A shares of the Fund initiated by Oriental during the Sales Period. In addition, MFD will pay National (on behalf of Oriental) an additional commission equal to 0.50% of the net asset value of all of the Class B shares of the Fund sold by National (on behalf of Oriental) during the Sales Period.

               The date of this Supplement is January 22, 1996.